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                                                                     EXHIBIT 1.1

                          Molecular Devices Corporation

                       1,600,000 Shares of Common Stock*
                           (par value $.001 per share)

                             UNDERWRITING AGREEMENT



                                                          New York, New York
                                                          [____], 2000



ING Barings LLC
Bear, Stearns & Co. Inc.
Thomas Weisel Partners LLC
Warburg Dillon Read LLC

c/o ING Barings LLC
    55 East 52nd Street
    New York, New York 10055


Ladies and Gentlemen:

        Each of Molecular Devices Corporation, a Delaware corporation (the COMPANY), and the selling stockholders named in Schedule I hereto (each, a SELLING STOCKHOLDER and, collectively, the SELLING STOCKHOLDERS) respectively proposes, subject to the terms and conditions stated herein, severally and not jointly, to issue or sell to the several underwriters named in Schedule II hereto (the UNDERWRITERS) (i) in the case of such issue and sale by the Company,
(A) 1,500,000 shares (the COMPANY FIRM SHARES) of the Company's common stock, par value $0.001 per share (the COMMON STOCK), and (B) for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares (as defined below), at the option of the Underwriters, up to an additional 221,700 shares of Common Stock (the COMPANY OPTION SHARES), (ii) in the case of such sale by each Selling Stockholder listed as a Firm Selling Stockholder on
Schedule I hereto (each, a FIRM SELLING STOCKHOLDER), the number of shares of Common Stock set forth opposite the name of such Firm Selling Stockholder on
Schedule I hereto (the SELLING STOCKHOLDER FIRM SHARES and, together with the Company Firm Shares, the FIRM SHARES) and (iii) in the case of such sale by each Selling Stockholder listed as an Option Selling Stockholder on Schedule I hereto (each, an OPTION SELLING STOCKHOLDER), for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to the number


---------------
* Plus the option to purchase up to an additional 240,000 shares of Common Stock to cover over-allotments described herein.


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of shares of Common Stock set forth opposite the name of such Option Selling
Stockholder on Schedule I hereto (the SELLING STOCKHOLDER OPTION SHARES and, together with the Company Option Shares, the OPTION SHARES). The aggregate number of Selling Stockholder Firm Shares is 100,000, and the aggregate number of Selling Stockholder Option Shares is 18,300. The Option Shares and the Firm Shares are sometimes referred to herein collectively as the SHARES.

        1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

            (a) The Company has prepared and filed with the Securities and Exchange Commission (the COMMISSION) a registration statement on Form S-3 (No. 333-32734), for the registration of the Shares under the Securities Act of 1933, as amended (the 1933 ACT). Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended through the time of effectiveness of such registration statement, and the documents filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended (the 1934 ACT), that are or are deemed to be incorporated by reference in the Prospectus (as defined below) pursuant to Item 12 of Form S-3 under the 1933 Act (the INCORPORATED DOCUMENTS) and any information deemed to be a part thereof as of the time of such effectiveness pursuant to Rule 430A or Rule 434 of the rules and regulations of the Commission under the 1933 Act (the 1933 ACT REGULATIONS), is herein called the REGISTRATION STATEMENT. Any registration statement filed by the Company pursuant to Rule 462(b) of the 1933 Act Regulations is herein called the RULE 462(b) REGISTRATION STATEMENT, and from and after the date and time of filing of the Rule 462(b) Registration Statement, the term REGISTRATION STATEMENT as used herein includes the Rule 462(b) Registration Statement. The prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations or filed as part of the Registration Statement at the time of effectiveness if no filing under Rule 424(b) or Rule 434 of the 1933 Act Regulations is required, including in either case the Incorporated Documents at the time thereof, is herein called the PROSPECTUS. The term PRELIMINARY PROSPECTUS as used herein means a preliminary prospectus included in the Registration Statement at the time it is declared effective as described in Rule 430A of the 1933 Act Regulations, including the Incorporated Documents at such time. Notwithstanding the foregoing, if the Company has, with the consent of ING Barings LLC (ING BARINGS), elected to rely upon Rule 434 of the 1933 Act Regulations, the term PRELIMINARY PROSPECTUS as used herein means the Company's prospectus subject to completion dated [_____], 2000, including the Incorporated Documents as of such date, and the term PROSPECTUS as used herein means such preliminary prospectus, together with the applicable term sheet (the TERM SHEET) prepared and filed by the Company with the Commission under Rules 434 and 424(b) of the 1933 Act Regulations, and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, any preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (EDGAR). For purposes of this Agreement, the words AMEND or AMENDMENT or SUPPLEMENT or SUPPLEMENTED with respect to the Registration Statement or the Prospectus means amendments or supplements to the Registration Statement or the Prospectus, as well as Incorporated Documents filed after the date of effectiveness of the Registration Statement or the filing of the Prospectus under Rule 424(b) or Rule 434 of the 1933 Act Regulations, as the case may be.


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            (b) Each preliminary prospectus and the Prospectus, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the 1933 Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares. At the time of the effectiveness of the Registration Statement or the effectiveness of any Rule 462(b) Registration Statement and any post-effective amendment thereto, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the 1933 Act Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date (each as defined in Section 3 hereof), as applicable, (i) the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied (and, in the event of any of the aforementioned filings that may occur in the future, will, at the time of each such filing, comply) with the applicable provisions of the 1933 Act and the 1933 Act Regulations, did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) each Incorporated Document as originally filed complied as to form when so filed in all material respects with the applicable requirements of the 1934 Act and the 1934 Act Regulations. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the 1933 Act Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied with the applicable provisions of the 1933 Act and the 1933 Act Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. No representation and warranty is made in this Section 1(b), however, with respect to the statements set forth in the first (including the table), third, seventh, eighth and twelfth paragraphs under "Underwriting" in, and the last paragraph on the cover page of, the Prospectus (the UNDERWRITING INFORMATION). If Rule 434 of the 1933 Act Regulations is used, the Company will comply with the requirements thereof. The Commission has not issued any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any preliminary prospectus or, to the knowledge of the Company, instituted proceedings for that purpose.

            (c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and engage in the business in which it is engaged or in which it proposes to engage as described in the Registration Statement, each preliminary prospectus and the Prospectus. The Company is duly registered and qualified to do business as a foreign corporation in good standing in each jurisdiction where the character, location, ownership or leasing of its properties (owned, leased or licensed) or the nature or conduct of its business requires such registration or qualification, except where the failure to be so qualified would not, individually or in the aggregate, result in a material adverse effect on or affecting the business, operations, assets, properties, condition (financial or other), stockholders' equity, prospects or results of operations of the Company and its subsidiaries taken as a whole (a MATERIAL ADVERSE EFFECT).


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            (d) The Company has no subsidiaries (as defined in the 1933 Act
Regulations), other than Skatron Instruments, AS, Molecular Devices Limited, Molecular Devices FSC, Inc. and Molecular Devices GmbH (each, a SUBSIDIARY and, collectively, the SUBSIDIARIES), each of which is a wholly-owned subsidiary of the Company. The Company does not own or control, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association, or other entity other than the Subsidiaries, except for the Company's security holdings in JCR Pharmaceuticals Co., Ltd. All the outstanding share capital of each Subsidiary has been duly and validly authorized and issued and is fully paid and nonassessable, is owned solely by the Company and is free and clear of any security interest, pledge, claim (legal or equitable), lien, charge, equity, mortgage, encumbrance or other restriction (each, a LIEN), shareholders' agreements, voting trusts or defects of title. Each Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, with full power and authority to own, lease and operate its properties and conduct the business in which it is engaged or in which it proposes to engage. Each Subsidiary is duly registered and qualified as a foreign corporation in good standing in each jurisdiction where the character, location, ownership or leasing of its properties or the nature or conduct of its business requires such registration or qualification, except where the failure to be so qualified would not have a Material Adverse Effect. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on its share capital, from repaying to the Company any loans or advances to it from the Company or from transferring any of its property or assets to the Company or any other subsidiary of the Company.

            (e) Ernst & Young LLP, the accountants who have expressed their opinion with respect to the consolidated financial statements (including the related notes and supporting schedules) of the Company and the Subsidiaries filed with the Commission as a part of the Registration Statement, each preliminary prospectus and the Prospectus, are, with respect to the Company and the Subsidiaries, independent public accountants as required by the 1933 Act and the 1933 Act Regulations and the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the 1934 ACT REGULATIONS).

            (f) As of the date hereof, the Company has an authorized capitalization as set forth in the Registration Statement, each preliminary prospectus and the Prospectus and there has been no material change in its capitalization since that date. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. The authorized and outstanding capital stock of the Company conforms to the description thereof contained in the Registration Statement, each preliminary prospectus and the Prospectus (and such description correctly states the substance of the provisions of the instruments defining the capital stock of the Company). Except as described in the Registration Statement, each preliminary prospectus and the Prospectus, there are no authorized or outstanding rights (including, without limitation, preemptive rights, co-sale rights, resale rights, rights of first refusal or similar rights), warrants or options to acquire, or instruments convertible into or exercisable or exchangeable for, any share of capital stock or other equity interest or ownership interest in the Company or any Subsidiary or any contract, commitment, agreement,


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understanding or arrangement of any kind relating to the issuance of any capital stock or other equity interest or ownership interest in the Company or any Subsidiary or any such convertible or exercisable or exchangeable securities or instruments or any such rights, warrants or options, except for any such rights that have been effectively waived in writing so as not to be exercisable in connection with the registration, offer or sale of the Shares. The Shares to be issued pursuant to this Agreement will not be issued in violation of any preemptive right, co-sale right, resale right, right of first refusal or similar right. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, each preliminary prospectus and the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights. The Shares have been duly authorized for issuance and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable, good title to the Shares will be transferred to the Underwriters free and clear of any Liens and the certificates representing the Shares will be in valid and sufficient form.

            (g) There is (i) no action, suit or proceeding or, to the knowledge of the Company, investigation, before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, pending or, to the knowledge of the Company, threatened or contemplated, as to which the Company or any Subsidiary is (or, to the extent threatened or contemplated, will be) a party or as to which the business, assets or property of the Company or any Subsidiary (or, to the extent threatened or contemplated, will be) subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency, body or official, and (iii) no injunction, restraining order or order of any nature that has been issued by a federal or state court or foreign court of competent jurisdiction to which the Company or any Subsidiary is or will be subject or affecting the business, assets or property of the Company or any Subsidiary, that could reasonably be expected to (in the case of clauses (i), (ii) and (iii) above), individually or in the aggregate, whether or not arising from transactions in the ordinary course of business, have a Material Adverse Effect, be required to be disclosed in the Registration Statement, each preliminary prospectus or the Prospectus or materially and adversely affect the ability of the Company to perform its obligations under this Agreement. There are no legal or administrative proceedings, Contracts (as defined in Section 1(l) hereof) or documents concerning the Company or any Subsidiary of a character that would be required to be described in or filed as an exhibit to a registration statement on Form S-3 under the 1933 Act that are not described or filed, as required, in the Registration Statement, each preliminary prospectus and the Prospectus.

            (h) The consolidated financial statements of the Company and the Subsidiaries, together with the related notes thereto, incorporated by reference in the Registration Statement, each preliminary prospectus and the Prospectus, present fairly the consolidated financial position and the consolidated results of operations, changes in stockholders' equity and changes in cash flows of the Company and the Subsidiaries as of the respective dates and for the respective periods specified therein. All of such financial statements and related notes have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved and comply as to form in all material respects with the applicable accounting requirements included in Regulation S-X under the 1933 Act and the 1934 Act (REGULATION S-X). The supporting schedules and tables included


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or incorporated by reference in the Registration Statement, each preliminary prospectus and the Prospectus, and the financial data set forth under "Prospectus Summary--Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" in the Prospectus and each preliminary prospectus, fairly present the information purported to be shown thereby at the respective dates thereof and for the respective periods covered thereby and have been presented on a basis consistent with that of the audited financial statements therein. No other financial statements or supporting schedules are required by the 1933 Act or the 1933 Act Regulations or the 1934 Act or the 1934 Act Regulations (including Regulation S-X) to be included therein.

            (i) Subsequent to the respective dates as of which information is given in the Registration Statement, each preliminary prospectus and the Prospectus, there has not been (i) any loss or adverse change, or any development that could reasonably be expected to result in a loss or adverse change in or affecting the business, properties, management, assets, prospects, stockholders' equity, operations, condition (financial or other), or results of operations of the Company and its Subsidiaries taken as a whole, (ii) any transaction entered into by the Company or any Subsidiary, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, incurred by the Company or any Subsidiary that is material to the Company and the Subsidiaries taken as a whole, except for liabilities or obligations that are reflected in the Registration Statement, the preliminary prospectus and the Prospectus, (iv) any change in the capital stock or outstanding indebtedness of the Company or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, which in any case described in clause
(i), )(ii), (iii), (iv) or (v) above, could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement.

            (j) The Company and the Subsidiaries have good and marketable title to all properties and assets described in the Registration Statement, each preliminary prospectus and the Prospectus as being owned by them, free and clear of all Liens except Liens for taxes not yet due and payable. The Company and the Subsidiaries have valid and enforceable leases for the properties leased by them, the Company and the Subsidiaries enjoy peaceful and undisturbed possession under all such leases with such exceptions as do not materially interfere with the use thereof made by the Company and the Subsidiaries, and such leases conform in all material respects to the descriptions thereof set forth in the Registration Statement, each preliminary prospectus and the Prospectus. The Company and the Subsidiaries own, lease or otherwise have rights to use all properties and assets as are important to their respective operations as now conducted and as proposed to be conducted.

            (k) The Company and the Subsidiaries have all requisite corporate power and authority, and all licenses, certificates, approvals, consents, concessions, qualifications, orders, registrations, authorizations and permits from all federal, state, foreign and other governmental and regulatory agencies, bodies and authorities (collectively, PERMITS) that are material to and necessary for the conduct of the business of the Company and the Subsidiaries as such business is currently conducted. The Company reasonably believes that it will be able to obtain Permits that are material to and necessary for the conduct of the business of the Company and the Subsidiaries as such business is proposed to be conducted as described in the Registration Statement, each preliminary prospectus and the Prospectus. All such Permits are valid and in full force and effect and there is no proceeding pending or, to the best knowledge of the Company,

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threatened, that could reasonably be expected to cause any such Permit to be withdrawn, canceled, suspended or not renewed. The Company and the Subsidiaries are not in violation of, or in default under, and have fulfilled and performed all their obligations with respect to, such Permits, except as would not have a Material Adverse Effect. No event has occurred that allows or would allow revocation or termination of any such Permit or result in any material impairment of the rights of the holder of any such Permit. The Contracts to which the Company or any Subsidiary is a party are valid and binding agreements, enforceable against the Company and such Subsidiary in accordance with their terms and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in breach or default under any of such Contracts.

            (l) The Company and each Subsidiary are not (i) in violation of their respective certificates or articles of incorporation, as amended, or bylaws, as amended, or (ii) in breach of or default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, franchise, joint venture, deed of trust, bond, note, lease, Permit or other agreement or instrument to which the Company or such Subsidiary is a party or by which the Company or such Subsidiary may be bound or to which any of the property or assets of the Company or such Subsidiary is subject (each, a CONTRACT), or in violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency, body or authority, except in the case of this clause (ii) for such breaches, defaults or violations that could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement.

            (m) The Company and the Subsidiaries own, possess, license or have rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, inventions, discoveries, concepts, ideas, techniques, methods, source codes, object codes, copyrights, manufacturing processes, formulas, computer software, databases, works of authorship, technology, trade secrets, know-how and other unpatented or unpatentable proprietary or confidential information, collaborative research agreements, systems or procedures and material intangible property and assets (collectively, INTELLECTUAL PROPERTY) necessary to the conduct of their business as currently conducted and as proposed to be conducted. The Company reasonably believes that the Company and the Subsidiaries will be able to own or possess adequate licenses or other rights to use all Intellectual Property necessary to the conduct of their business as proposed to be conducted as described in the Registration Statement. The Registration Statement, each preliminary prospectus and the Prospectus fairly and accurately describe the Company's rights with respect to Intellectual Property. Neither the Company nor any Subsidiary has received any notice of, and otherwise has no knowledge of, any infringement of or conflict with asserted rights or claims of others with respect to any Intellectual Property and the Company is unaware of any fact that could form a reasonable basis for any such claim.

            (n) Rights that any other party may have in the Patent Rights (as defined in Schedule 1(n) hereto) will not have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement. There are no outstanding licenses or other agreements that relate to or restrict the Company's use of the Patent Rights in a manner that could reasonably be expected to have a Material Adverse Effect. No Patent has been or is now involved in any interference, reissue, reexamination or opposition


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proceeding in the United States Patent and Trademark Office. To the knowledge of the Company, there is no patent or patent application of any person that conflicts in any material respect with any Patent or invalidates any claim the Company has in any Patent or Patent application. With regard to the Patent Rights, the Company has no knowledge of any unpaid maintenance fees, any patents that have lapsed or any abandonment of applications, except as set forth on
Schedule 1(n) hereto, and knows of no reason why any patent applications should not be allowed. There are no claims, actions or proceedings, pending or to the Company's best knowledge, threatened, challenging the validity of any of its claims in any of the Intellectual Property. To the knowledge of the Company, there is no prior art that may render any Patent Right invalid or a Patent Application (as defined in Schedule 1(n) hereto) unpatentable.

            (o) The Company is the sole and exclusive owner of all right, title and interest in the registered trademarks and service marks listed on Schedule 1(n) hereto (collectively, REGISTERED MARKS). The Company has applied for the United States trademarks and service marks listed on Schedule 1(n) hereto (collectively, APPLIED MARKS). The Company has not allowed any Applied Marks or Registered Marks to be abandoned or canceled or to lapse, except as set forth on
Schedule 1(n) hereto. The Company has no knowledge of any claims, actions or proceedings, pending or threatened, challenging the validity of any of the Registered Marks or the registration of any Applied Marks. The Company has no knowledge of the existence of trademarks or service marks, or trademark or service mark applications, owned by third parties that may have, individually or in the aggregate, a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement. The Company has registered with Network Solutions, Inc. the Internet domain name "www.moldev.com." The Company has no knowledge of a registered trademark held by a third party that may be used to prevent the Company from using such domain name. The Company has taken all reasonable steps to secure, protect and maintain such domain name and the Registered Marks and Applied Marks listed on Schedule 1(n) hereto.

            (p) The Software (as defined below) owned or purported to be owned by the Company or any Subsidiary was either (i) developed by employees of the Company or such Subsidiary within the scope of their employment, (ii) developed by independent contractors who have assigned their rights to the Company or such Subsidiary pursuant to written agreements or (iii) otherwise lawfully acquired by the Company or such Subsidiary from a third party pursuant to a Contract. The Software does not contain any programming code, documentation or other materials or development environments that embody Intellectual Property rights of any person other than the Company except for such materials or development environments obtained by the Company or the Subsidiaries from other persons who make such materials or development environments generally available on non-discriminatory commercial terms. The term SOFTWARE as used herein means any and all (A) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (B) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (C) descriptions, schematics, flow-charts and other work product used to design, plan, organize and develop any of the foregoing and (D) all documentation, including user manuals and training materials, relating to any of the foregoing.

            (q) The Company and the Subsidiaries have filed on a timely basis with the appropriate taxing authorities (or have received an extension for filing with respect to) all


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necessary federal, state and foreign income and franchise tax returns, reports and other information required to be filed by them. Each such tax return, report or other information was, when filed, accurate and complete in all material respects. The Company and the Subsidiaries have duly paid, or have made adequate charges, accruals and reserves in the financial statements for, all such taxes required to be paid by them and any other assessment, fine or penalty levied against them, for all periods as to which the tax liability of the Company or the Subsidiaries has not been finally determined. No tax deficiency has been or, to the best of the Company's knowledge, might be asserted or contemplated against the Company or any Subsidiary.

            (r) The Company and the Subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their business, including, without limitation, policies covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes, general liability and directors and officers liability, all of which insurance is in full force and effect. The Company has no reason to believe that it or the Subsidiaries will not be able to (i) renew its existing insurance coverage as and when such policies expire or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement. Neither of the Company nor any Subsidiary has been denied any insurance coverage that it has sought or for which it has applied.

            (s) Neither the Company nor any Subsidiary is involved in any labor dispute, disturbance, lockout, slowdown or stoppage of employees, and, to the knowledge of the Company, no such dispute or disturbance is threatened or imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, subassemblers, value added resellers, subcontractors, original equipment manufacturers, authorized dealers or international distributors that could reasonably be expected to result in a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement.

            (t) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws (as defined below) on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any Permit, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company and the Subsidiaries
(i) are in compliance in all material respects with all applicable foreign, United States federal, state and local environmental laws, rules, regulations, treaties, statutes and codes relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (ENVIRONMENTAL LAWS), (ii) have received all Permits required of them under applicable Environmental Laws to conduct their business as currently conducted, (iii) are in compliance in all material respects with all terms and conditions of any such Permit and (iv) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants. No action,


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proceeding, revocation proceeding, writ, injunction or claim is pending or, to the knowledge of the Company, threatened, relating to the Environmental Laws or to the Company's or the Subsidiaries' activities involving Hazardous Materials. HAZARDOUS MATERIALS means any material or substance (A) that is prohibited or regulated by any Environmental Law or (B) that has been designated or regulated by any governmental body or authority as radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment. Neither the Company nor any Subsidiary has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

            (u) Neither the Company nor any Subsidiary has engaged in the generation, use, manufacture, transportation or storage of any Hazardous Materials on any of the Company's or any Subsidiary's properties or former properties, except in compliance in all material respects with all applicable Environmental Laws. No Hazardous Materials have been treated or disposed of on any of the Company's or the Subsidiaries' properties or on properties formerly owned or leased by the Company or the Subsidiaries during the time of such ownership or lease, except in compliance with Environmental Laws.

            (v) No payments or inducements have been made or given, directly or indirectly, to any federal or local official or candidate for any federal or state office in the United States or foreign offices by the Company or any Subsidiary, by any of their officers, directors, employees or agents or, to the knowledge of the Company, by any other person in connection with any opportunity, Contract, Permit, certificate, consent, order, approval, waiver or other authorization relating to the business of the Company or the Subsidiaries, except for such payments or inducements as were lawful under applicable written laws, rules and regulations. Neither the Company nor any Subsidiary, nor any director, officer, agent, employee or, to the knowledge of the Company, other person associated with or acting on behalf of the Company or the Subsidiaries,
(i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment in connection with the business of the Company or the Subsidiaries.

            (w) Neither the Company nor any Subsidiary has any liability for any prohibited transaction (within the meaning of Section 4975(c) of the Internal Revenue Code of 1986, as amended (the CODE), or Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended (ERISA)) (or an accumulated funding deficiency within the meaning of Section 412 of the Code or
Section 302 of ERISA), or any complete or partial withdrawal liability (within the meaning of Section 4201 of ERISA), with respect to any pension, profit sharing or other plan that is subject to ERISA, to which the Company and any Subsidiary make or ever have made a contribution and in which any employee of the Company and any Subsidiary is or has ever been a participant. With respect to such plans, the Company and such Subsidiary are in compliance in all material respects with all applicable provisions of ERISA.

            (x) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are appropriately recorded to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) assets are properly accounted for and safeguarded against loss from unauthorized use. The Company has not received from its independent public accountants a letter describing, or been informed by them of, a substantial or material deficiency in the Company's internal accounting controls in connection with their audit of the Company's financial statements incorporated by reference in the Registration Statement, each preliminary prospectus and the Prospectus.

            (y) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of the officers or directors or shareholders of the Company or any Subsidiary or any of the members of the families of any of them, except as disclosed in the Registration Statement, each preliminary prospectus and the Prospectus.

            (z) No consent, approval, registration, authorization, filing, qualification, Permit or order of or with any court or supervisory, regulatory, administrative or governmental agency, body or authority, arbitrator or others (including securityholders) is required in connection with the execution and delivery of this Agreement, the issuance, sale or delivery of the Shares to be issued, sold and delivered by the Company hereunder, or the consummation of any other of the transactions contemplated herein or the fulfillment of the terms hereof, except the registration under the 1933 Act of the Shares and such consents, approvals, registrations, authorizations, filings, qualifications, Permits or orders as may be required under the state securities or "blue sky" laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (the NASD) or as have been obtained and that are in full force and effect in connection with the offer, purchase and distribution by the Underwriters of the Shares.

            (aa) The execution, delivery and performance by the Company of this Agreement and the issuance and sale of the Shares and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action. Neither the issuance, offer, sale or delivery of the Shares, the execution, delivery and performance by the Company of this Agreement nor the compliance by the Company with all the provisions hereof nor the consummation of the transactions contemplated hereby (i) conflicts with or will conflict with, or constitutes or will constitute a breach or violation of or a default under (or an event that, with notice or lapse of time or both, would constitute such a breach, violation or default), or results in or will result in the imposition of a Lien upon any property or assets of the Company or any Subsidiary under any of the terms or provisions of the certificate of incorporation or by-laws or other organizational or constitutive documents of the Company or any Subsidiary, (ii) conflicts with or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event that with notice or the lapse of time or both would constitute a default) or the loss of any material benefit under, or the termination of, or results in or will result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any Contract or (iii) violates or conflicts with or will violate or conflict with any law, statute, rule or regulation applicable to the Company or any Subsidiary or any judgment, decree or order applicable to the Company or any Subsidiary of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets.

            (bb) The Company has full corporate power and authority to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement and the transactions contemplated herein have been duly and validly authorized, executed and delivered by the Company and this Agreement constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and except to the extent that the provisions of Section 7 hereof may be limited by applicable federal or state securities laws or unenforceable as against public policy.

            (cc) The Company has duly and validly authorized the issuance and sale of the Shares. The description of the Shares in the Registration Statement, each preliminary prospectus and the Prospectus is accurate in all material respects.

            (dd) The Company is not now, and as a result of the offer and sale of the Shares in the manner contemplated in this Agreement, the Registration Statement, each preliminary prospectus and the Prospectus and the application of the net proceeds of such sale as described in under "Use of Proceeds" in the Prospectus and each preliminary prospectus will not be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the INVESTMENT COMPANY ACT), without taking account of any exemption arising out of the number or type of holders of the Company's securities.

            (ee) The Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than the discount contemplated hereby.

            (ff) Neither the Company nor any Subsidiary nor, to the Company's best knowledge, any of its or their officers, directors or affiliates (as defined in Rule 501(b) of the 1933 Act Regulations) has taken or will take, directly or indirectly, any action designed to cause or to result in or that has constituted, or might reasonably be expected to cause or result in or constitute, under the 1934 Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

            (gg) The Company has not distributed and will not distribute, prior to the later of (i) the Additional Closing Date, if applicable, and (ii) the completion of the distribution of the Shares by the Underwriters and dealers, any offering material (including, without limitation, content on its website, if any, that may be deemed to be offering material) in connection with the offering and sale of the Shares other than any preliminary prospectus and the Prospectus.

            (hh) There are no holders of securities of the Company that by reason of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby have the right to request or demand that the Company register under the 1933 Act any of their securities in connection with the Registration Statement, except for any such rights that have been effectively waived in writing so as not to be exercisable in connection with the registration, offer or sale of the Shares.

            (ii) There is no tax, duty, levy, impost, deduction, charge or withholding imposed by any political subdivision or taxing authority by virtue of the execution, delivery, performance or enforcement, or to ensure the legality, validity or admissibility into evidence, of this Agreement, and neither is it necessary that the Shares be submitted to, or filed or recorded with, any court or other authority to ensure such legality, validity, enforceability or admissibility into evidence. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the Shares.

            (jj) All necessary actions, authorizations, conditions and things reasonably required to be taken, given, fulfilled and done by the Company and the Subsidiaries on or prior to the date of this Agreement, have been, or on the Closing Date or the Additional Closing Date, if applicable, will have been taken, given, fulfilled and done in connection with (i) the issue of the Prospectus, (ii) the execution and delivery of this Agreement, (iii) the execution, delivery and issuance of the Shares, (iv) the compliance with all provisions of this Agreement to be performed or complied with by such date and
(v) the right of any holders of securities of the Company to request or demand that the Company register under the 1933 Act any of their securities in connection with the Registration Statement.

            (kk) There are no issues related to the Company's or any Subsidiary's preparedness for or reaction to the Year 2000 that (i) are of a character required to be described or referred to in the Registration Statement, each preliminary prospectus or the Prospectus that have not been accurately described therein or (ii) could result in any Material Adverse Effect or might materially adversely affect their properties, assets or rights. The Company and the Subsidiaries have inquired of all their material vendors as to their preparedness for the Year 2000 and the Company has disclosed in the Registration Statement, each preliminary prospectus and the Prospectus any issues that could result in a Material Adverse Effect or adversely affect the ability of the Company to perform its obligations under this Agreement or be otherwise important in the context of the sale of the Shares.

            (ll) The Common Stock is registered pursuant to Section 12(g) of the 1934 Act and is quoted on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or listing.

            (mm) The Company has timely and properly filed with the Commission all reports and other documents required to have been filed by it with the Commission pursuant to the 1933 Act or the 1933 Act Regulations or the 1934 Act or the 1934 Act Regulations. True and complete copies of all such reports and other documents have been delivered to the Underwriters or counsel for the Underwriters.

            (nn) Except as described in the Registration Statement, any preliminary prospectus and the Prospectus, and except in connection with exercises of outstanding options to acquire not more than [_____] shares of Common Stock, the Company has not sold or issued any shares of capital stock within the six month period preceding the date of the Prospectus, all of which sales and issuances were made in compliance with the 1933 Act and the 1933 Act Regulations.

            (oo) The information contained in the Registration Statement, any preliminary prospectus or the Prospectus regarding the Company's expectations, plans and intentions, and any other information that constitutes "forward-looking" information within the meaning of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the 1934 Act Regulations and were made by the Company on a reasonable basis and reflect the Company's good faith estimate of the matters described therein.

            (pp) Each officer and director of the Company named under "Management" in the Prospectus, each of the Selling Stockholders and each of Alafi Capital Company, the Harden M. McConnell and Sophie G. McConnell Trust and Anvest, L.P. (such stockholders of the Company, together with such officers and directors, the LOCKED-UP PARTIES) has agreed to sign an agreement substantially in the form attached hereto as Exhibit A (the LOCK-UP AGREEMENTS). The Company also has provided to counsel for the Underwriters true, accurate and complete copies of all of the Lock-up Agreements presently in effect or effected hereby. The Company has given "no transfer" instructions to its transfer agent and registrar with respect to such securities.

            Any certificate signed by an officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

        2. Representations and Warranties of the Selling Stockholders.

            (a) Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter that:

               (i) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date and the Additional Closing Date, if applicable, will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever. [Such Shares are certificated securities in registered form and not held by or through any securities intermediary within the meaning of the New York Uniform Commercial Code (the NYUCC). Upon delivery to an Underwriter or its agent of such Shares endorsed in blank or registered in the name of such Underwriter, such Underwriter will be a "protected purchaser" (as defined in Section 8-303 of the NYUCC) of such Shares and will acquire its interest in such Shares free of any adverse claim. Upon payment for such Shares pursuant to this Agreement on the Closing Date and the Additional Closing Date, if applicable, and the crediting by The Depository Trust

        Company (DTC) of such Shares to the Underwriters' securities accounts, the Underwriters will acquire a security entitlement (within the meaning of Section 8-501 of the NYUCC) in respect of such Shares to be purchased by them and no action (whether framed in conversion, replevin, constructive trust, equitable lien or other theory) based on an adverse claim to such Shares may be asserted against the Underwriters.] [Upon delivery of and payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement on the Closing Date and the Additional Closing Date, if applicable, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.]

               (ii) Such Selling Stockholder has, and on the Closing Date and the Additional Closing Date, if applicable, will have, full legal right, power and authority to enter into this Agreement, the Custody Agreement signed by such Selling Stockholder and [Transfer Agent], as Custodian, relating to the deposit of the Shares to be sold by such Selling Stockholder (the CUSTODY AGREEMENT) and the Power of Attorney of such Selling Stockholder appointing certain individuals as such Selling Stockholder's attorneys-in-fact (the ATTORNEYS) to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement (the POWER OF ATTORNEY) and to sell, assign, transfer and deliver such Shares in the manner provided herein and therein. This Agreement has been duly executed and delivered by, and is a valid and binding agreement of, such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

               (iii) The Custody Agreement of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms.

               (iv) The Power of Attorney of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder, enforceable in accordance with its terms, and, pursuant to such Power of Attorney, such Selling Stockholder has, among other things, authorized the Attorneys, or any one of them, to execute and deliver on such Selling Stockholder's behalf, this Agreement and any other document that they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

               (v) The execution, delivery and performance of this Agreement and the Custody Agreement and the Power of Attorney of such Selling Stockholder by or on behalf of such Selling Stockholder, the compliance by such Selling Stockholder with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the state securities or "blue sky" laws), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, any indenture, loan agreement, mortgage, lease or other material agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any property of such Selling Stockholder is bound or (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over such Selling Stockholder or any property of such Selling Stockholder.

               (vi) Neither such Selling Stockholder, nor any person acting on behalf of such Selling Stockholder, has taken, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or that has constituted or that might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Shares or otherwise.

               (vii) Each certificate signed by or on behalf of such Selling Stockholder and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby.

            (b) Each Selling Stockholder listed as a Group A Selling Stockholder on Schedule I hereto (each, a GROUP A SELLING STOCKHOLDER), severally and not jointly, represents and warrants to each Underwriter that, at the time of the effectiveness of the Registration Statement or the effectiveness of any Rule 462(b) Registration Statement and any post-effective amendment thereto, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the 1933 Act Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if applicable, the Registration Statement and the Prospectus and any amendments thereof and supplements thereto did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the 1933 Act Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. No representation and warranty is made in this Section 2(b), however, with respect to the Underwriting Information.

            (c) Each Selling Stockholder listed as a Group B Selling Stockholder on Schedule I hereto (each, a GROUP B SELLING STOCKHOLDER), severally, and not jointly, represents and warrants to each Underwriter that, at the time of the effectiveness of the Registration Statement or the effectiveness of any Rule 462(b) Registration Statement and any post-effective amendment thereto, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the 1933 Act Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if applicable, the Registration Statement and the Prospectus and any amendments thereof and supplements thereto did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the 1933 Act Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. No representation and warranty is made in this Section 2(c), however, with respect to any statements or omissions in the Registration Statement, the Prospectus, any preliminary prospectus or in any amendments thereof or supplements thereto, other than statements or omissions made therein in reliance upon and in conformity with information relating to such Group B Selling Stockholder furnished to the Company by or on behalf of such Group B Selling Stockholder.

        3. Purchase, Sale and Delivery of the Shares.

            (a) The Company agrees to issue and sell 1,500,000 Company Firm Shares, and each Firm Selling Stockholder agrees to sell the number of Selling Stockholder Firm Shares set forth opposite the name of such Firm Selling Stockholder on Schedule I hereto, in each case to the several Underwriters upon the terms herein set forth. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Underwriters, severally and not jointly, agree to purchase from the Company and the Firm Selling Stockholders, at a purchase price per share of $[___], the number of Firm Shares set forth opposite the respective names of the Underwriters in Schedule II hereto plus an additional number of Firm Shares that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

            (b) Payment of the purchase price for, and delivery of, the Firm Shares and the Option Shares (if the option provided for in Section 3(c) hereof has been exercised on or before the third full business day prior to the Closing
Date) shall be made at the offices of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, New York, or at such other place as shall be agreed upon by ING Barings and the Company, at 10:00 A.M. on the third full business day (as permitted under Rule 15c6-1 of the 1934 Act Regulations) (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the effectiveness of the Registration Statement (unless the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, in which case the third or fourth full business day (as permitted under Rule 15c6-1 of the 1934 Regulations) after the determination of the public offering price of the Firm Shares), or such other time not later than five business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called the CLOSING DATE); provided, however, that if the Company has not made available to the Underwriters copies of the Prospectus in such quantities and at such places requested by the Underwriters, no later than noon on the business day following the execution of this Agreement, ING Barings may, in its sole discretion, postpone the Closing Date until no later than two full business days following the delivery of such copies of the Prospectus. Payment for the Firm Shares shall be made, in the case of the Company Firm Shares, to the Company by wire transfer in immediately available funds to the order of the

Company, against delivery to the Underwriters of the Firm Shares to be purchased by them and, in the case of the Selling Stockholder Firm Shares, to each Firm Selling Stockholder by wire transfer in immediately available funds to the order of such Firm Selling Stockholder, against delivery to the Underwriters of the Selling Stockholder Firm Shares to be purchased by the Firm Selling Stockholders. Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as the Underwriters may request on or before noon on the business day prior to the Closing Date. The Company will permit the Underwriters to examine and package such certificates at or before noon on the business day prior to the Closing Date. The term BUSINESS DAY as used herein means any day other than a Saturday, Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            (c) In addition, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters, (i) the Company hereby grants to the Underwriters the option to purchase, severally and not jointly, up to 221,700 Company Option Shares, at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in this Section 3 and (ii) each Option Selling Stockholder hereby agrees to grant to the Underwriters the option to purchase, severally and not jointly, up to the number of Selling Stockholder Option Shares set forth opposite the name of such Option Selling Stockholder on Schedule I hereto. Such options may be exercised from time to time and at any time, in whole or in part, on or before the 30th day following the date of the Prospectus, by notice from ING Barings to the Company and such Selling Stockholders. Any such notice shall set forth the aggregate number of Company Option Shares and Selling Stockholder Option Shares as to which such option is being exercised and the date and time, as reasonably determined by ING Barings, when such Option Shares are to be delivered (such date and time being herein sometimes referred to as the ADDITIONAL CLOSING DATE); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which such option has been exercised nor later than the fifth full business day after the date on which such option has been exercised (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Payment for the Option Shares shall be made to an account designated by the Company and the Option Selling Stockholders by wire transfer in immediately available funds, against delivery to the Underwriters of the Option Shares to be purchased by them. Certificates for the Option Shares shall be registered in such name or names and in such authorized denominations as the Underwriters may request on or before noon on the business day prior to the Additional Closing Date. The Company will permit the Underwriters to examine and package such certificates at or before noon on the business day prior to the Additional Closing Date.

            The number of Option Shares to be sold to each Underwriter shall be the number that bears the same ratio to the aggregate number of Option Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule II hereto (or such number increased as set forth in Section 10 hereof) bears to the aggregate number of Firm Shares being purchased, subject, however, to such adjustments to eliminate any fractional shares as ING Barings in its sole discretion makes. The number of Company Option Shares to be sold by the Company shall be the number that bears the same ratio to the aggregate number of Option Shares being sold as the number of Company Option Shares bears to the aggregate number of Option Shares under this Agreement, subject, however, to such adjustments to eliminate any fractional shares as ING Barings in its sole discretion makes. The number of Selling Stockholder Option Shares to be sold by each Option Selling Stockholder shall be the number that bears the same ratio to the aggregate number of Option Shares being sold as the number of Selling Stockholder Option Shares set forth opposite the name of such Option Selling Stockholder on Schedule I hereto bears to the aggregate number of Option Shares under this Agreement, subject, however, to such adjustments to eliminate any fractional shares as ING Barings in its sole discretion makes.

            (d) Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

        4. Offering. It is understood that the several Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

        5. Covenants of the Company. The Company covenants and agrees with each Underwriter that:

            (a) If the Registration Statement has not been declared effective at the time of the execution of this Agreement, the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible. If Rule 430A of the 1933 Act Regulations is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434 of the 1933 Act Regulations, the Company will file the Prospectus (properly completed if Rule 430A of the 1933 Act Regulations has been used) pursuant to Rule 424(b) or Rule 434 of the 1933 Act Regulations within the prescribed time period and will provide evidence satisfactory to the Underwriters of such timely filing. If the Company elects to rely on Rule 434 or the 1933 Act Regulations, the Company will prepare and file a term sheet that complies with the requirements of Rule 434 of the 1933 Act Regulations. If the Company elects to rely on Rule 462(b) of the 1933 Act Regulations, the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) of the 1933 Act Regulations prior to the time confirmations are sent or given, as specified by Rule 462(b)(2) of the 1933 Act Regulations, and will pay the applicable fees in accordance with Rule 111 of the 1933 Act Regulations.

            The Company will notify the Underwriters immediately (and, if requested by the Underwriters, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement, any preliminary prospectus or the Prospectus or for additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor,
(v) of the receipt of any comments from the Commission and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If a stop order or suspension of qualification is proposed at any time, the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain the lifting thereof as soon as possible. The Company will not file any amendment to the Registration

Statement or any amendment of or supplement to any preliminary prospectus or the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434 of the 1933 Act Regulations) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement to which the Underwriters reasonably object in writing after being timely furnished in advance a copy thereof.

            (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the 1933 Act by an Underwriter or dealer, any event has occurred as a result of which the Prospectus as then amended or supplemented would, in the reasonable judgment of ING Barings, counsel for the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements therein, not misleading, or if it is necessary at any time to amend or supplement the Registration Statement, any preliminary prospectus or the Prospectus to comply with any law, the Company will promptly notify ING Barings and prepare and file with the Commission and furnish at its own expense to the Underwriters and dealers, an appropriate amendment or supplement (in form and substance reasonably satisfactory to ING Barings) that will correct such untrue statement or omission so that the Registration Statement, any preliminary prospectus and the Prospectus will comply with law and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

            (c) As soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the date of effectiveness of the Registration Statement occurs, the Company will make generally available (within the meaning of Section 11(a) of the 1933 Act) to its securityholders and to the Underwriters an earning statement or statements of the Company that will satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Regulations, covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement; and will, during the period of five years from the date of the Prospectus, make generally available (within the meaning of Section 11(a) of the 1933 Act) to its securityholders as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of financial condition, operations, cash flows and changes in stockholders' equity of the Company, certified by the Company's independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company for such quarter in reasonable detail.

            (d) The Company will furnish without charge to the Underwriters and counsel for the Underwriters three complete signed copies of the Registration Statement (including exhibits thereto), and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as, in the reasonable opinion of counsel for the Underwriters, delivery of a prospectus by an Underwriter or dealer may be required by the 1933 Act, as many copies of each preliminary prospectus and the Prospectus and any amendment or supplement thereto as the Underwriters may request.

            (e) The Company will arrange for the qualification of the Shares for sale under the laws of such jurisdictions (both national and foreign) as ING Barings may designate and will make such applications, file such documents and furnish such information as may be required for that purpose and will maintain such qualifications in effect for so long as required for the distribution of the Shares; provided, however, that in no event shall the Company be required to qualify to do business in any such jurisdiction in which it is not already qualified or to file a general consent to service of process in any jurisdiction in which it is not now so required, other than in respect of suits arising out of the offering or sale of the Shares. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as ING Barings may request for the distribution of the Shares. The Company will cooperate with ING Barings and counsel for the Underwriters in connection with the filings required to be made by ING Barings with the NASD and will pay the fee of the NASD in connection with its review of the offering of the Shares and will use its best efforts to maintain quotation of its shares on the Nasdaq National Market System.

            (f) During the period of five years from the date of effectiveness of the Registration Statement, the Company will furnish to the several Underwriters, without charge, copies of, in such quantities as the Underwriters may request from time to time, (i) as soon as available, all reports or other communications (financial or other) furnished generally by the Company to its securityholders, (ii) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants and
(iii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any other supervisory, regulatory, administrative or governmental agency, body or authority whether pursuant to the 1934 Act or otherwise or any national securities exchange or system on which any class of securities of the Company is listed or quoted.

            (g) For a period of 90 days from the date of the Prospectus (the LOCK-UP PERIOD), without the prior written consent of ING Barings, neither the Company nor any Locked-Up Party shall, directly or indirectly: (i) issue, offer for sale, contract to sell, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by any person at any time in the future of) any shares of Common Stock or securities convertible into, exercisable or exchangeable for, or represent the right to receive, Common Stock or sell or grant options, rights or warrants with respect to any shares of Common Stock or any of the foregoing or announce the offering of or register for sale any of the foregoing or any outstanding shares of Common Stock; provided, however, that the Company may grant options and issue and sell Common Stock pursuant to any directors' and employees' stock plan (including any employees' stock purchase plan) or stock ownership plan of the Company in effect at the date of effectiveness of the Registration Statement and that are described in the Prospectus so long as none of those shares that may be issued to any Locked-Up Party may be transferred during the Lock-Up Period and the Company shall enter stop transfer instructions with its transfer agent and registrar against any such transfer; or (ii) enter into any swap, repurchase agreement, pledge, transfer or other transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock or other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. In addition, during such period, the Company and the Subsidiaries also agree not to file any registration statement with respect to, and each of the executive officers, directors and certain securityholders of the Company has agreed not to make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock without the prior written consent of ING Barings.

            (h) During the period when, in the opinion of counsel for the Underwriters, the delivery of a Prospectus by an Underwriter or dealer may be required by the 1933 Act, the Company will comply, at its own expense, with all requirements imposed upon it by the Commission, the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations, so far as necessary to permit the continuance of sales of or dealing in the Shares during such period in accordance with the provisions hereof and the Prospectus. In addition, during such period the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the 1934 Act and the 1934 Act Regulations.

            (i) Each of the Company and the Subsidiaries will conduct its business in compliance with all applicable laws, rules, regulations, decisions, directives and orders. The Company will do and perform all things required or necessary to be done and performed under this Agreement by the Company on or prior to the Closing Date and to comply or cause to be satisfied, to the extent such are within its control, the conditions precedent to the several obligations of the Underwriters specified in Section 9 hereof.

            (j) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of the 1933 Act Regulations), will take, directly or indirectly, any action designed to cause or result in, or that constitutes or that might reasonably be expected to cause, result in, or constitute, under the 1934 Act, or otherwise, stabilization or manipulation of the price of the shares of Common Stock of the Company to facilitate the offering and distribution of the Shares or any other action prohibited by Regulation M of the 1934 Act Regulations.

            (k) The Company will apply the net proceeds to the Company from the offering and sale of the Shares to be sold by the Company in the manner set forth under "Use of Proceeds" in the Prospectus.

            (l) The Company will engage and maintain, at its expense, a registrar and transfer agent for the Shares.

            (m) The Company will use its best efforts to maintain listing of its shares of Common Stock on the Nasdaq National Market.

            (n) The Company is familiar with the Investment Company Act and the rules and regulations of the Commission thereunder, and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner so as to ensure that the Company was not and will not be an "investment company" within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder.

            (o) The Company shall cause to be prepared and delivered, at its expense, within one business day from the date hereof, to the Underwriters an "electronic Prospectus" to be used by the Underwriters in connection with the offering and sale of the Shares. The term ELECTRONIC PROSPECTUS as used herein means a form of Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Underwriters, that may be transmitted electronically by the Underwriters to offerees and purchasers of the Shares for at least the period during which, in the opinion of counsel for the Underwriters, the Prospectus is required to be delivered under the 1933 Act or the 1934 Act; (ii) it shall disclose the same information as the paper version of the Prospectus and the Prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Underwriters, that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the system as a whole and for on-line time).

        6. Payment of Expenses.

            (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse ING Barings if paid by the Underwriters, all costs, fees and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including, without limitation, costs, fees and expenses of or relating to (i) the preparation by the Company of, and the printing and filing of, the Registration Statement and exhibits to it, each preliminary prospectus, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, the fees and expenses of the Company's counsel, accountants and other advisors),
(ii) the preparation and delivery of certificates representing the Shares, (iii) the printing of this Agreement and Underwriters' Questionnaires, Underwriters' Powers of Attorney, Blue Sky Memoranda or Surveys, Master Agreements Among Underwriters and Master Selling Agreements, and all other documents relating to the public offering of the Shares (including those documents supplied to the Underwriters in quantities as hereinabove stated), and the furnishing (including costs of shipping and mailing) of such number of copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all exhibits, schedules, consents, certificates of experts, amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (iv) the quotation of the Shares on the Nasdaq National Market, (v) any filings required to be made with, and the review by, the NASD and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (vi) the registration or qualification (or obtaining exemptions from such registration or qualification) of the Shares for offer and sale under the state securities or "blue sky" laws of such jurisdictions designated pursuant to
Section 5(e) hereof, including the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky Memoranda or Surveys, (vii) the issuance, transfer and delivery of the Shares to the Underwriters and the Selling Stockholders, including any issue, transfer, stamp or other taxes payable thereon, (viii) the transfer agent or registrar for the Shares, (ix) the costs and expenses of the Underwriters incident to the preparation and undertaking of "road show" preparations to be made to prospective investors and
(x) all other fees, costs and expenses referred to in Part II of the Registration Statement. Except as otherwise provided herein, the Underwriters shall pay their own expenses, including the fees and disbursement of their counsel.

            (b) If this Agreement is terminated by the Company otherwise than as explicitly permitted by this Agreement, or if any condition to the obligations of the Underwriters set forth in Section 9 hereof is not satisfied, or if this Agreement is terminated by ING Barings as permitted hereunder pursuant to
Section 9, 10 or 12 hereof, or if the sale to the Underwriters of the Shares on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse ING Barings and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been incurred by ING Barings and the other Underwriters in connection with the proposed purchase and the offering and sale of the Shares, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

        7. Indemnification.

            (a) The Company agrees to indemnify and hold harmless each Underwriter, its directors, officers, employees, and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act (each, a PURCHASER INDEMNIFIED PARTY), against any and all losses, liabilities, claims, damages, actions and expenses whatsoever, as incurred (including, without limitation, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing, compromising or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, or at common law or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make statements therein, not misleading; or (iii) in whole or in part any inaccuracy in the representations and warranties of the Company contained herein; or (iv) in whole or in part any failure of the Company to perform its obligations hereunder or under law; or (v) any act or failure to act or any alleged act or failure to act by an Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i), (ii), (iii) or (iv) above, provided that the Company will not be liable under this clause (v) to the extent that a court of competent jurisdiction has determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct; provided, however, that the Company will not be liable in any such case covered by clause (i), (ii),
(iii), (iv) or (v) above to the extent, but only to the extent, that any such loss, liability, claim, damage, action or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to an Underwriter furnished to the Company by any Underwriter expressly for use therein; and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity in this Section 7(a) shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any of its directors, officers or employees or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to such Underwriter and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of such Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability, action or expense. The Company acknowledges that the Underwriting Information constitutes the only information furnished in writing relating to an Underwriter by or on behalf of any Underwriter expressly for use in the Registration Statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be. This indemnity agreement will be in addition to any liability that the Company may otherwise have, including under this Agreement.

            (b) Each Group A Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its directors, officers, employees, and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, liabilities, claims, damages, actions and expenses whatsoever, as incurred (including, without limitation, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing, compromising or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, or at common law or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make statements therein, not misleading; or (iii) in whole or in part any inaccuracy in the representations and warranties of the Company or such Group A Selling Stockholder contained herein; or (iv) in whole or in part any failure of the Company or such Group A Selling Stockholder to perform its obligations hereunder or under law; or (v) any act or failure to act or any alleged act or failure to act by an Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i), (ii), (iii) or (iv) above, provided that no Group A Selling Stockholder will be liable under this clause (v) to the extent that a court of competent jurisdiction has determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct; provided, however, that no Group A Selling Stockholder will be liable in any such case covered by clause (i), (ii), (iii),
(iv) or (v) above to the extent, but only to the extent, that any such loss, liability, claim, damage, action or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to an Underwriter furnished to the Company by any Underwriter expressly for use therein; and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity in this Section 7(b) shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any of its directors, officers or employees or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to such Underwriter and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of such Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability, action or expense. Each Group A Selling Stockholder acknowledges that the Underwriting Information constitutes the only information furnished in writing relating to an Underwriter by or on behalf of any Underwriter expressly for use in the Registration Statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be. Notwithstanding the foregoing, (A) the aggregate liability of any Group A Selling Stockholder pursuant to this Section 7(b) and for any breach of any representation or warranty contained in this Agreement by such Group A Selling Stockholder shall be limited to an amount equal to the proceeds (after deducting underwriting discounts and commissions) received by such Group A Selling Stockholder from the Underwriters for the sale of the Shares sold by such Group A Selling Stockholder hereunder and (B) to the extent the Company is also liable for indemnification under Section 7(a) hereof, no Group A Selling Stockholder shall be liable for indemnification under this Section 7(b) until, and then only to the extent that, the indemnified party has made demand for indemnification pursuant to Sections 7(a) and 7(e) hereof from the Company and the Company has rejected such demand or has not made payment to satisfy in full such indemnification claim within 30 days of the date of such original demand. This indemnity agreement will be in addition to any liability that the Company and the Selling Stockholders may otherwise have, including under this Agreement.

            (c) Each Group B Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its directors, officers, employees, and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, liabilities, claims, damages, actions and expenses whatsoever, as incurred (including, without limitation, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing, compromising or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, or at common law or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make statements therein, not misleading, in the case of clause (i) above and this clause (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or any Underwriter by such Group B Selling Stockholder, directly or through such Group B Selling Stockholder's representatives, specifically for use in the preparation thereof; or (iii) in whole or in part any inaccuracy in the representations and warranties of such Group B Selling Stockholder contained herein; or (iv) in whole or in part any failure of such Group B Selling Stockholder to perform its obligations hereunder or under law; provided, however, that no Group B Selling Stockholder will be liable in any such case covered by clause (i), (ii), (iii) or (iv) above to the extent but only to the extent that any such loss, liability, claim, damage, action or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to an Underwriter furnished to the Company by any Underwriter expressly for use therein; and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity in this Section 7(c) shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any of its directors, officers or employees or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to such Underwriter and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of such Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability, action or expense. Each Group B Selling Stockholder acknowledges that the Underwriting Information constitutes the only information furnished in writing relating to an Underwriter by or on behalf of any Underwriter expressly for use in the Registration Statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be. Notwithstanding the foregoing, (A) the aggregate liability of any Group B Selling Stockholder pursuant to this Section 7(c) and for any breach of any representation or warranty contained in this Agreement by such Group B Selling Stockholder shall be limited to an amount equal to the proceeds (after deducting underwriting discounts and commissions) received by such Group B Selling Stockholder from the Underwriters for the sale of the Shares sold by such Group B Selling Stockholder hereunder and (C) to the extent the

Company is also liable for indemnification under Section 7(a) hereof, no Group B Selling Stockholder shall be liable for indemnification under this Section 7(c) until, and then only to the extent that, the indemnified party has made demand for indemnification pursuant to Sections 7(a) and 7(e) hereof from the Company and the Company has rejected such demand or has not made payment to satisfy in full such indemnification claim within thirty days of the date of such original demand. This indemnity agreement will be in addition to any liability that the Company and the Selling Stockholders may otherwise have, including under this Agreement.

            (d) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each Selling Stockholder, each of the directors of the Company, each of the officers of the Company who has signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act (each, a COMPANY INDEMNIFIED PARTY), against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including, without limitation, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriting Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability that any Underwriter may otherwise have, including under this Agreement.

            (e) Promptly after receipt by an indemnified party under Section 7(a) or 7(b) hereof of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party thereunder, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party (A) will not relieve it from any liability or obligation that it may have under this Section 7 or otherwise unless the failure to notify results in the forfeiture by the indemnifying party of substantial rights and defenses and (B) will not in any event relieve the indemnifying party from any obligations other than the indemnification obligation provided in
Section 7(a) or 7(b) hereof). In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified parties promptly after receiving the aforesaid notice from an indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified parties. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (1) the employment of such counsel has been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (2) the indemnifying parties have not employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of such action or (3) such indemnified party or parties have reasonably concluded that a conflict may arise between the positions of the indemnifying party or parties in conducting the defense of any such action or that there may be one or more legal defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties, it being understood, however, that the indemnifying party or parties shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (plus separate local counsel, if retained by the indemnified party or parties) at any time for all such indemnified parties. An indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, provided that such consent was not unreasonably withheld. Notwithstanding the foregoing, if at any time an indemnified party has requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated in this Section 7, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (x) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (y) such indemnifying party has not reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent is for money damages only and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            Any losses, claims, damages, liabilities, expenses or actions for which an indemnified party is entitled to indemnification or contribution under this Section 7 or under Section 8 hereof shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than 30 days after an invoice is provided to the indemnifying party.

            The indemnity and contribution agreements contained in this Section 7 and in Section 8 hereof and the representation and warranties of the Company and the Selling Stockholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any director, officer or employee of or person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company or any Selling Stockholder, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7 and Section 8 hereof.

            The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including, without limitation, the provisions of this Section 7 and Section 8 hereof and are fully informed regarding said provisions. They further acknowledge that the provisions of this
Section 7 and Section 8 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement, each preliminary prospectus and Prospectus as required by the 1933 Act and the 1934 Act.

        8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, each indemnifying party shall severally contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigative, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, one or more of the Selling Stockholders and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders (relative as to each other), on the one hand, and the Underwriters, severally, on the other hand, from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders (relative as to each other), on the one hand, and the Underwriters, severally, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, severally, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering of the Shares (after expenses and underwriting discounts and commissions) received by the Company and the Selling Stockholders bears to the underwriting discounts and commissions received by the Underwriters, respectively. The relative fault of the Company and the Selling Shareholders, on the one hand, and of the Underwriters, severally, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Underwriters and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Further notwithstanding the provisions of this Section 8 and the preceding sentence, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 8, each director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20(a) of the 1934 Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or a Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, each officer of the Company who has signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent, provided that such consent was not unreasonably withheld.

        The Underwriters' obligations in this Section 8 to contribute are several in proportion to their respective underwriting obligations and not joint. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

        9. Conditions to the Obligations of the Underwriters. The several obligations of the Underwriters to purchase and pay for the Firm Shares and the Option Shares, as provided herein, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the date hereof, the Closing Date and the Additional Closing Date, if applicable, to the absence from any certificates, opinions, written statements or letters furnished to the Underwriters or to counsel for the Underwriters pursuant to this Section 9 of any misstatement or omission, to the timely performance by the Company and the Selling Stockholders of its covenants and other obligations hereunder and to each of the following additional conditions:

            (a) The Registration Statement shall have become effective not later than, if Rule 430A of the 1933 Act Regulations is used, 5:30 P.M., New York time, on the date of this Agreement, and if Rule 430A of the 1933 Act Regulations is not being used, 12:00 Noon, New York time, on the date an amendment to the Registration Statement containing the public offering price has been filed with the Commission, or at such later time and date as has been consented to in writing by ING Barings; if the Company has elected to use Rule 430A or Rule 434 of the 1933 Act Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with
Section 5(a) hereof; and, at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings for such purpose shall have been initiated or threatened by the Commission; no order suspending the qualification or registration of the Shares under the state securities or "blue sky" laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the authorities of any such jurisdiction; any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and to the satisfaction of counsel for the Underwriters; after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriters and the Underwriters did not object thereto; and the NASD, upon review of the terms of the public offering of the Shares, shall not have raised any objection to the fairness or reasonableness of the underwriting terms and arrangements.

            (b) The Company shall have furnished to the Underwriters the opinion of Cooley Godward LLP, counsel for the Company, dated the Closing Date and the Additional Closing Date, if applicable, addressed to the Underwriters and in form and substance reasonably satisfactory to Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters, to the effect that:

               (i) Each of the Company and the Subsidiaries has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own, lease and operate its properties and engage in the business in which it is engaged or proposes to engage as described in the Registration Statement and the Prospectus. Each of the Company and the Subsidiaries is duly registered and qualified to do business as a foreign corporation in good standing in each jurisdiction where the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business requires such registration or qualification, except where the failure to so register or qualify, individually or in the aggregate, would not have a Material Adverse Effect. To such counsel's knowledge, except as set forth in the Registration Statement and the Prospectus, or the Underwriting Agreement, the Company does not own or control, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have an equity interest in any firm, partnership, association, joint venture or other entity, other than the Subsidiaries and JCR Pharmaceuticals Co., Ltd.

               (ii) All the outstanding share capital of the Subsidiaries has been duly authorized and validly issued, are fully paid and nonassessable, are owned by the Company, free and clear of any Liens, shareholders' agreements, voting trusts or defects of title, and were not issued in violation of statutory or, to such counsel's knowledge, other preemptive rights, co-sale rights, resale rights, rights of first refusal, or similar rights.

               (iii) The Company's authorized equity capitalization is as set forth in the Registration Statement and the Prospectus. The Common Stock, the Firm Shares, the Option Shares and all others shares of capital stock of the Company conform to the description thereof contained in the Registration Statement. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Shares to be issued and sold to the Underwriters pursuant to this Agreement have been duly authorized and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued and fully paid and nonassessable and, to such counsel's knowledge, will be transferred to the Underwriters free and clear of any Liens and will not have been issued in violation of or subject to any statutory or, to such counsel's knowledge, other preemptive rights, resale rights, co-sale rights, rights of first refusal, or similar rights. The certificates for the Shares are in valid and sufficient form. The holders of outstanding shares of capital stock of the Company are not entitled to statutory or, to such counsel's knowledge, other preemptive rights, co-sale rights, rights of first refusal, resale rights or similar rights in respect of the Shares. Except as described in the Registration Statement and the Prospectus, to such counsel's knowledge, there are no authorized or outstanding rights, warrants or options to acquire, or instruments convertible into or exercisable or exchangeable for, any share of capital stock or other equity interest or ownership interest in the Company or any Subsidiary or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock or other equity interest or ownership interest in the Company or any Subsidiary or any such convertible or exercisable or exchangeable securities or instruments or any such rights, warrants or options. To such counsel's knowledge, there are no holders of securities of the Company that have any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated by the Underwriting Agreement, except for any such rights that have been effectively waived in writing so as not to be exercisable in connection with the registration, offer or sale of the Shares.

               (iv) To the knowledge of such counsel, there are no legal or governmental actions, suits, proceedings or investigations pending or threatened against the Company or any Subsidiary, or as to which the business, assets or property of the Company or any Subsidiary would be subject or bound, that are of a character required to be disclosed in the Registration Statement or the Prospectus that have not been disclosed therein. The statements under "Part II--Legal Proceedings" in the Company's Annual Report on Form 10-K incorporated by reference in the Registration Statement, each preliminary prospectus and the Prospectus, insofar as such statements constitute a summary of matters of law relating to pending litigation, fairly summarize, in all material respects, the matters referred to therein.

               (v) The Registration Statement has become effective under the 1933 Act; and all filings required by Rule 424(b) of the 1933 Act Regulations have been made in the manner and within the time period required by Rule 424(b). To the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened. The Registration Statement and the Prospectus and each amendment or supplement thereto (other than the financial statements and supporting schedules and financial data, as to which such counsel need not express any opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations. Each Incorporated Document (other than the financial statements and supporting schedules and financial data, as to which such counsel need not express any opinion) as originally filed complied as to form when so filed in all material respects with the applicable requirements of the 1934 Act and the 1934 Act Regulations.

               (vi) This Agreement has been duly authorized, executed and delivered by, and is the valid and binding agreement of, the Company. The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it thereunder.

               (vii) To the knowledge of such counsel, the Company and the Subsidiaries are not in violation of their respective certificate of incorporation or by-laws or other organizational or constitutive documents.

               (viii) Neither the issuance, offer, sale or delivery of the Shares, the execution, delivery and performance by the Company of this Agreement nor the compliance by the Company with all the provisions thereof nor the consummation of the transactions contemplated thereby (other than performance of the Company's indemnification and contribution obligations thereunder, concerning which no opinion is expressed), (A) constitutes or will constitute a breach or violation of or a default (or an event that with notice or the lapse of time or both would constitute such a breach, violation or default) under, any of the terms or provisions of the respective certificate of incorporation or by-laws or other organizational or constitutive documents of the Company or the Subsidiaries, (B) constitutes or will constitute a breach or violation of, or a default (or an event that with notice or the lapse of time or both would constitute such a breach, violation or default), or the termination of any Contract filed as an exhibit to any of the Company's filings with the Commission pursuant to the 1934 Act or (C) violates or will violate any law, statute, rule or regulation applicable to the Company or any Subsidiary (other than the state securities or "blue sky" laws, concerning which no opinion need be expressed) or any judgment, decree or order known to such counsel and applicable to the Company or any Subsidiary of any court or governmental agency, body or authority, having jurisdiction over the Company or any Subsidiary or any of their respective property or assets, the default under or the breach or violation of which, in the case of clauses (B) and (C) above, individually or in the aggregate, could have a Material Adverse Effect.

               (ix) The Company is not now, and as a result of the offer and sale of the Shares in the manner contemplated in this Agreement, the Registration Statement, each preliminary prospectus and the Prospectus and the application of the net proceeds of such sale as described in the Registration Statement, each preliminary prospectus and the Prospectus will not be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder, without taking account of any exemption arising out of the number or type of holders of the Company's securities.

               (x) No consent, approval, authorization, filing, qualification, Permit or order of any court or governmental agency, body or authority, or, to the knowledge of such counsel, from the Company's securityholders is required for the Company's execution, delivery and performance of this Agreement, the issuance, sale or delivery of the Shares hereunder or the consummation of any other of the transactions contemplated herein or the fulfillment of the terms thereof, except such as have been obtained under the 1933 Act and the 1934 Act and such as may be required under the state securities or "blue sky" laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and such other approvals (specified in such opinion) as have been obtained and that are in full force and effect.

               (xi) The Common Stock is registered pursuant to Section 12(g) of the 1934 Act and is quoted on the Nasdaq National Market, and to the knowledge of such counsel, the Company has not received any notification that the Commission or the Nasdaq National Market is contemplating the termination of such registration or quotation.

               (xii) To such counsel's knowledge, each Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date and the Additional Closing Date, if applicable, will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever. [Such Shares are certificated securities in registered form and not held by or through any securities intermediary within the meaning of the NYUCC. Upon delivery to an Underwriter or its agent of such Shares endorsed in blank or registered in the name of such Underwriter, such Underwriter will be a "protected purchaser" (as defined in Section 8-303 of the NYUCC) of such Shares and will acquire its interest in such Shares free of any adverse claim (assuming that such Underwriter does not have notice of any adverse claim to such Shares) Upon payment for such Shares pursuant to this Agreement on the Closing Date and the Additional Closing Date, if applicable, and the crediting by DTC of such Shares to the Underwriters' securities accounts, the Underwriters will acquire a security entitlement (within the meaning of Section 8-501 of the NYUCC) in respect of such Shares to be purchased by them and no action (whether framed in conversion, replevin, constructive trust, equitable lien or other theory) based on an adverse claim to such Shares may be asserted against the Underwriters (assuming that the Underwriters acquire such security entitlement without notice of an adverse claim).] [Upon delivery of and payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement on the Closing Date and the Additional Closing Date, if applicable, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.]

               (xiii) Each Selling Stockholder had, at the time of entering into this Agreement and on the Closing Date and the Additional Closing Date, as applicable, has full legal right, power and authority to enter into this Agreement and the Custody

        Agreement and the Power of Attorney of such Selling Stockholder and to sell, assign, transfer and deliver the Shares in the manner provided herein and therein. This Agreement has been duly executed and delivered by, and is a valid and binding agreement of, each Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

               (xiv) The Custody Agreement of each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms;

               (xv) The Power of Attorney of each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder, enforceable in accordance with its terms, and, pursuant to such Power of Attorney, such Selling Stockholder has, among other things, authorized the Attorneys, or any one of them, to execute and deliver on such Selling Stockholder's behalf this Agreement and any other document they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement;

               (xvi) To such counsel's knowledge, the execution, delivery and performance of this Agreement and the Custody Agreement and the Power of Attorney of each Selling Stockholder by such Selling Stockholder, the compliance by each Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby do not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the state securities or "blue sky" laws),
        (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, any indenture, loan agreement, mortgage, lease or other material agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder or any property of any Selling Stockholder is bound or (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over any Selling Stockholder or any property of any Selling Stockholder.

            In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and representatives of and counsel for the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and no facts have come to the attention of such counsel that cause such counsel to believe that the Registration Statement (other than financial statements and supporting schedules and other financial data, as to which such counsel need not express any opinion) at the time it became effective (including all information deemed to be part of the Registration Statement (other than financial statements and supporting schedules and other financial data, as to which such counsel need not express any opinion) at the time of effectiveness pursuant to Rule 430A, Rule 462 or Rule 434, if applicable) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than financial statements and supporting schedules and other financial data, as to which such counsel need not express any opinion) as of its date and as of the Closing Date or the Additional Closing Date, as applicable, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            Notwithstanding the foregoing, to the extent any of the matters set forth in this Section 9(b) involve the laws of any jurisdiction other than the laws of the States of California, the Delaware General Corporation Law and the federal laws of the United States or as to whether or not the laws of any particular jurisdiction apply, the Company may furnish, in lieu of the opinion of Cooley Godward LLP, an opinion or opinions of other counsel that are members of the bar of any such jurisdiction and acceptable to the Underwriters and counsel for the Underwriters. In rendering any such opinion, any such counsel may rely, as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company or any Subsidiary and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and any Subsidiary and on certificates from the Selling Stockholders, provided that copies of any such statements or certificates will be delivered to counsel for the Underwriters upon request. Moreover, except to the extent set forth in the immediately preceding paragraph, such counsel need not render any opinion as to compliance with any antifraud provisions of any law, rule or regulation relating to the Shares or the sale or issuance thereof.

            (c) The Company shall have furnished to the Underwriters the opinion of McDonnell Boehnen Hulbert & Berghoff, [_________], [__________] and [________], intellectual property counsel for the Company, dated the Closing Date and the Additional Closing Date, if applicable, each in a form reasonably acceptable to the Underwriters and their counsel.

            (d) All corporate proceedings and other legal matters in connection with this Agreement, the form of the Registration Statement, each preliminary prospectus or the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares as herein contemplated shall be satisfactory in form and substance to the Underwriters and to counsel for the Underwriters in the Underwriters' and such counsel's reasonable discretion. The Underwriters shall have received from Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters, a favorable opinion, dated the Closing Date (and the Additional Closing Date, if applicable), with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company, each Subsidiary and the Selling Stockholders shall have furnished to counsel for the Underwriters such documents as they reasonably request for the purpose of enabling them to pass upon the matters referred to in this Section 9(d).

            (e) At the Closing Date (and the Additional Closing Date, if applicable), the Underwriters shall have received a certificate of the Chief Executive Officer and Chief Financial

Officer of the Company, dated the Closing Date (and the Additional Closing Date, if applicable), to the effect that (i) the condition set forth in Section 9(a) hereof has been satisfied, (ii) as of the date hereof and as of the Closing Date (and the Additional Closing Date, if applicable), all the representations and warranties of the Company set forth in this Agreement are accurate with the same force and effect as if made on each of such dates, (iii) as of the Closing Date (and the Additional Closing Date, if applicable), the agreements and obligations of the Company to be performed hereunder on or prior thereto have been duly performed, (iv) when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained the information required to be included therein by the 1933 Act and the 1933 Act Regulations and conformed to the requirements of the 1933 Act and the 1933 Act Regulations; the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been so set forth and (v) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has sustained any material loss or interference with their respective business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the business, management, properties, operations, prospects, condition (financial or otherwise), or results of operations of the Company or any Subsidiary or any transaction that is material to the Company or any of its subsidiaries, or any obligation, direct or contingent, that is material to the Company or any Subsidiary incurred by the Company or any Subsidiary, or any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary, or any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary.

            (f) All the representations and warranties of each Selling Stockholder contained in this Agreement shall be true and correct on the Closing Date and the Additional Closing Date, if applicable, with the same force and effect as if made on the Closing Date and the Additional Closing Date and the Underwriters shall have received on the Closing Date and the Additional Closing Date, if applicable, a certificate dated the Closing Date and the Additional Closing Date, if applicable, from each Selling Stockholder to such effect and to the effect that such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by such Selling Stockholder on or prior to the Closing Date.

            (g) At the time this Agreement is executed and at the Closing Date and the Additional Closing Date, if applicable, Ernst & Young LLP shall have furnished to the Underwriters a letter or letters, dated respectively as of the time this Agreement is executed and as of the Closing Date (and the Additional Closing Date, if applicable), addressed to the Underwriters and based upon the procedures described in such letter, but carried out to a date not more than five days prior to the Closing Date or the Additional Closing Date, as applicable, and otherwise in form and substance satisfactory to the Underwriters, confirming that they are independent public accountants with respect to the Company within the meaning of the 1933 Act and Regulation S-X, stating that the answer to Item 10 of the Registration Statement is correct as it relates to them and that:

               (i) in their opinion the audited consolidated financial statements, the related consolidated financial statement schedules and the audited financial statements of the Company included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and the Subsidiaries, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and the board of directors of the Company and the Subsidiaries and inquiries of certain officials of the Company and the Subsidiaries who have responsibility for financial and accounting matters of the Company and the Subsidiaries as to transactions and events subsequent to December 31, 1999, nothing came to their attention that caused them to believe that:

                   (A) any unaudited financial statements included in the
               Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations with respect to registration statements on Form S-3 and the 1934 Act and the 1934 Act Regulations; or such unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus;

                   (B) at March 31, 2000, there was any change in the capital stock, stockholders' equity, long-term debt or working capital of the Company or any decreases in current assets or net assets as compared with the amounts therefor at December 31, 1999 as shown in the audited financial statements included in the Registration Statement and the Prospectus, or for the period from December 31, 1999 to March 31, 2000 there were any decreases, compared with the corresponding period in the preceding year, in net sales or in total or per share amounts of net income, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless such explanation is not deemed necessary by ING Barings;

                   (C) the information included in the Registration Statement and the Prospectus in response to Item 301 (Selected Financial
               Data), Item 302 (Supplementary Financial Information) and Item 402 (Executive Compensation) of Regulation S-X is not in conformity with the applicable disclosure requirements of Regulation S-K under the 1933 Act; or

                   (D) there was any change at a date within five days of the date of such letter in the capital stock, stockholders' equity, long-term debt and working capital of the Company or any decreases in current assets, net assets or working capital as compared with the amounts therefor at the December 31, 1999 as shown in the audited financial statements included in the Registration Statement and the Prospectus or, for the period from January 1, 2000 to a date within five days of the date of such letter, there were any decreases as compared with the corresponding period in the preceding year in net sales or total or per share amounts of net income, except in all instances for changes or decreases that the registration statement discloses have occurred or as set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless such explanation is not deemed necessary by ING Barings;

               (iii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statement and the Prospectus; and

               (iv) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and the Subsidiaries) set forth in the Registration Statement and the Prospectus, which have been specified by the Underwriters prior to the date of such letter, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

            In addition, ING Barings shall have received from Ernst & Young LLP a letter addressed to the Company and made available to the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's consolidated financial statements as of December 31, 1999, did not disclose any weaknesses in internal controls that they considered to be substantial or material weaknesses.

            In the event that the letters to be delivered referred to above set forth note any changes, decreases or increases in the financial information included in the Registration Statement and the Prospectus, it shall be a further condition to the obligations of the Underwriters hereunder that ING Barings shall have determined in its sole judgment, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the stockholders' equity or long-term debt of the Company as compared with the amounts shown in the latest balance sheet of the Company included in the Prospectus, or a material adverse change in total net revenues or net income of the Company, in each case as compared with the corresponding period of the prior year.

            (h) Subsequent to the date this Agreement is executed or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in Section 9(f) hereof or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or other), earnings, business or properties of the Company and the Subsidiaries, whether or not arising in the ordinary course of business, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of ING Barings, material and adverse and that makes it impracticable or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

            (i) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change, or any development involving a prospective material adverse change, in the general affairs, business, prospects, properties, management, key personnel, condition (financial or other) or results of operations of the Company and the Subsidiaries, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in the Registration Statement and the Prospectus (or, in the case of a prospective change, other than as contemplated by the Registration Statement and the Prospectus), and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane or other casualty or calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, that is not set forth in the Registration Statement and the Prospectus, if in the reasonable judgment of ING Barings any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares at the public offering price.

            (j) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding could reasonably be expected to have a Material Adverse Effect.

            (k) At the time of execution of this Agreement, except as may have otherwise been consented to in writing by ING Barings, the Company shall have furnished to the Underwriters a letter addressed to the Underwriters from each Locked-Up Party, in which each such person agrees not to (i) offer for sale, contract to sell, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into, exercisable or exchangeable for, or represent the right to receive, Common Stock or sell or grant options, rights or warrants with respect to any shares of Common Stock or register for sale any outstanding shares of Common Stock or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock or securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise for a period of 90 days following the time of execution of this Agreement without the prior written consent of ING Barings, other than shares of Common Stock disposed of as gifts or transfers to immediate family members or trusts or partnerships, the beneficiaries and sole partners of which are immediate family members, provided that the donee or transferee agrees in writing to be bound in the same manner.

            (l) The Shares shall be qualified for sale in such jurisdictions as the Underwriters have requested subject to the terms hereof, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Additional Closing Date, if applicable.

            (m) The Company shall have timely filed with the Nasdaq National Market a notification form for the listing of additional shares on the Nasdaq National Market with respect to the Firm Shares and the Option Shares, if any. Such Firm Shares and such Option Shares, if any, shall have been approved for designation upon notice of issuance on the Nasdaq National Market prior to the Effective Date.

            (n) Each of the Company and the Selling Stockholders shall have furnished to the Underwriters such certificates, in addition to those specifically mentioned herein, as the Underwriters may have reasonably requested
(i) as to the accuracy and completeness (to the extent required under applicable law) at the Closing Date and the Additional Closing Date, if applicable, of any statement in the Registration Statement, any preliminary prospectus or the Prospectus, (ii) as to the accuracy at the Closing Date and the Additional Closing Date, if applicable, of the representations, warranties and covenants of the Company and the Selling Stockholders herein, (iii) as to the performance by the Company and the Selling Stockholders of their obligations hereunder or (iv) as to the fulfillment of the conditions concurrent and precedent to the obligations of the Underwriters hereunder.

            (o) Prior to the Closing Date and the Additional Closing Date, if applicable, the Company and the Selling Stockholders shall have furnished to the Underwriters such further information and documents as the Underwriters may reasonably request.

            If any of the conditions specified in this Section 9 have not been fulfilled in all respects when and as required to be satisfied, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement are not reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be terminated at, or at any time on or prior to, the Closing Date (and Additional Closing Date, if applicable) by ING Barings. Notice of such termination shall be given to the Company promptly in writing or by telephone confirmed in writing.

        10. Default by an Underwriter.

            (a) If any Underwriter defaults in its, or any Underwriters default in their, obligations to purchase Firm Shares or Option Shares hereunder, and if the Firm Shares or the Option Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by ING Barings pursuant to Section 10(b) hereof) exceed in the aggregate 10% of the aggregate number of the Firm Shares or the Option Shares, the Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions that the numbers of Firm Shares set forth opposite their respective names in Schedule II hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

            (b) In the event that such default relates to more than 10% of the aggregate number of the Firm Shares or the Option Shares, as the case may be, ING Barings may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Option Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default ING Barings does not arrange for the purchase of such Firm Shares or Option Shares, as the case may be, to which such default relates as provided in this Section 10, this Agreement or, in the case of a default with respect to the Option Shares, the obligations of the Underwriters to purchase and of the Company to sell the Option Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 6, 7(a) and 8 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other non-defaulting Underwriters and the Company for damages occasioned by its or their default hereunder. Notwithstanding the foregoing, if any default occurs with respect to the Additional Closing Date, this Agreement will not terminate with respect to the Firm Shares purchased prior to such time.

            (c) In the event that the Firm Shares or the Option Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, ING Barings or the Company shall have the right to postpone the Closing Date or the Additional Closing Date, if applicable, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus that, in the opinion of counsel for the Underwriters, may thereby be made necessary or advisable. The term UNDERWRITER as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Option Shares.

        11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Stockholders contained in this Agreement, including the agreements contained in Sections 5 and 6 hereof, the indemnity agreements contained in
Section 7 hereof and the contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof or by or on behalf of any Selling Stockholder or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Sections 1 and 2 hereof and the agreements contained in Sections 6, 7, 8 and 12(d) hereof also shall survive the termination of this Agreement, including termination pursuant to Section 10 or 12 hereof.

        12. Effective Date of Agreement; Termination.

            (a) This Agreement shall become effective upon the later of (i) when the Underwriters and the Company shall have received notification of the effectiveness of the Registration Statement and (ii) the execution of this Agreement. If either the public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York time, on the fifth full business day after this Agreement has become effective, this Agreement shall thereupon terminate without liability to the Company or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company and the Selling Stockholders by notifying the Underwriters or by the Underwriters notifying the Company. Notwithstanding the foregoing, the provisions of this Section 12 and of Sections 1, 2, 6, 7 and 8 hereof shall at all times be in full force and effect.

            (b) ING Barings shall have the right to terminate this Agreement at any time on or prior to the Closing Date, or the obligations of the Underwriters to purchase the Option Shares at any time on or prior to the Additional Closing Date, if applicable (but in any event prior to delivery of and payment for the Shares), if (i) any domestic or international event or act or occurrence has disrupted, or in the opinion of ING Barings will in the immediate future disrupt, the market for the Company's securities or securities in general; or
(ii) if trading on the New York or American Stock Exchanges or Nasdaq National Market has been suspended, or limited, minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, on the New York Stock Exchange or the Nasdaq National Market by the New York Stock Exchange or the Nasdaq National Market or by order of the Commission or any other governmental authority having jurisdiction; or (iii) if a banking moratorium has been declared by a state or federal authority or if any new restriction materially adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, has become effective; or (iv) if there has (A) occurred any outbreak or escalation of hostilities or there is an outbreak or escalation of national or international hostilities or there is a declaration by the United States of a national emergency or war or (B) has been any crisis or calamity or any change or development in domestic or international political, financial or economic conditions, and the effect of any such event in clause (A) or (B) above in the sole judgment of ING Barings makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Option Shares, as the case may be, on the terms contemplated by the Prospectus (exclusive of any supplement thereto) or to enforce contracts for the sale of securities; or (v) in the sole judgment of ING Barings there has occurred any Material Adverse Effect; or (vi) the Company has sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the sole judgment of ING Barings may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 12 shall be without liability on the part of (A) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of ING Barings and the other Underwriters to the extent required pursuant to Sections 6, 7 and 8 hereof, (B) any Underwriter to the Company or (C) of any party hereto to any other party except that the provisions of Sections 6, 7 and 8 hereof shall at all times be effective and shall survive such termination.

            (c) Any notice of termination pursuant to this Section 12 shall be by telephone or facsimile and confirmed in writing by letter.

        13. Agreements of the Selling Stockholders. Each Selling Stockholder agrees with the Underwriters and the Company: (i) to pay or to cause to be paid all transfer taxes payable in connection with the transfer of the Shares to be sold by such Selling Stockholder to the Underwriters; and (ii) to do and perform all things to be done and performed by such Selling Stockholder under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

        14. Notices. Any notice or notification in any form to be given hereunder shall be in writing and shall be delivered in person or sent by telephone or facsimile transmission (but in the case of a notification by telephone, with subsequent confirmation by letter or facsimile transmission).

               Any notice or notification to the Underwriters shall be addressed to:

                      ING Barings LLC
                      55 East 52nd Street
                      New York, New York 10055
                      Attention: H. Gill Sawhney

               With a copy to:

                      Winthrop, Stimson Putnam & Roberts
                      Financial Centre
                      695 East Main Street
                      Stamford, Connecticut 06904-6760
                      Attention: Frode Jensen, Esq.

               Any notice or notification to the Company shall be addressed to the Company at:

                      Molecular Devices Corporation
                      1311 Orleans Drive
                      Sunnyvale, California 94089
                      Attention: Chief Executive Officer

               With a copy to:

                      Cooley Godward LLP
                      3000 El Camino Real
                      Five Palo Alto Square
                      Palo Alto, California 94306-2155
                      Attention: James C. Kitch, Esq.

        Any notice or notification shall (subject to confirmation when required) take effect at the time of receipt.

        15. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company, the Selling Stockholders and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term SUCCESSORS AND ASSIGNS shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters. Notwithstanding the foregoing, this Agreement and the terms and provisions hereof are, unless otherwise specified herein, for the sole benefit of only those persons, except that (i) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of each Purchaser Indemnified Party and (ii) the indemnity agreement of the Underwriters contained in Section 7 hereof shall be deemed to be for the benefit of each Company Indemnified Party.

        16. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (RELATED PROCEEDINGS) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the SPECIFIED COURTS), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a RELATED JUDGMENT), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains an office at New York, New York, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of New York.

        With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

        17. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed within the State of New York. This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart, the executed counterparts shall together constitute a single instrument. The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

        Time shall be of the essence of this Agreement.

        This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

        If any provision or portion of any provision of the Agreement, or the application of any such provision or any portion thereof to any party or circumstances, is held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision and the remaining provisions of this Agreement, and the application of such provision or portion of such provision as is held invalid or unenforceable to any parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and such remaining portion of such provision and the remaining provisions of this Agreement shall continue to be valid and in full force and effect.

        If the foregoing is in accordance with the Underwriters' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Underwriters in accordance with its terms.

                                 Very truly yours,

                                 Molecular Devices Corporation


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 Dionex Corporation


                                 -----------------------------------------------
                                 By:
                                     Attorney-in-fact

                                 Gillian M.K. Humphries


                                 -----------------------------------------------
                                 By:
                                     Attorney-in-fact


                                 Tony M. Lima


                                 -----------------------------------------------
                                 By:
                                     Attorney-in-fact


                                 Robert J. Murray



                                 -----------------------------------------------
                                 By:
                                     Attorney-in-fact


                                 John S. Senaldi

                                 -----------------------------------------------
                                 By:
                                     Attorney-in-fact

        The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                                 ING Barings LLC


                                 By:
                                     -------------------------------------------
                                     Name:   Samuel E. Navarro
                                     Title:  Head of Healthcare Investment
                                             Banking

                                 For itself and the other several Underwriters named in Schedule II to the foregoing Underwriting Agreement.

                                    SCHEDULES



               I      -      Selling Stockholders

               II     -      Underwriters

               1(n)   -      Intellectual Property





                                     Exhibits

               A      -      Form of Lock-Up Agreement

                                   SCHEDULE I


                                                                                                    Maximum
                                                                      Number of Selling       Number of Selling
                                               Type of Selling         Stockholder Firm      Stockholder Option
                    Selling Stockholder          Stockholder          Shares to be Sold       Shares to be Sold
                    -------------------        ---------------        -----------------      ------------------
               Dionex Corporation               Firm/Group B              100,000                      --

               Gillian M.K. Humphries          Option/Group A                  --                   5,000

               Tony M. Lima                    Option/Group A                  --                   4,300

               Robert J. Murray                Option/Group A                  --                   5,000

               John S. Senaldi                 Option/Group A                  --                   4,000

                                                                          -------                  ------

                         Total..................................          100,000                  18,300
                                                                          =======                  ======

                                    SCHEDULE II



                                                         Number of
                                                     Firm Shares to be
Underwriter                                              Purchased
-----------                                          -----------------
ING Barings LLC.................................

Bear, Stearns & Co. Inc.........................

Thomas Weisel Partners LLC......................

Warburg Dillon Read LLC.........................             _________


               Total............................             1,600,000
                                                             =========

                                                                       Exhibit A


                            Form of Lock-Up Agreement


ING Barings LLC
Bear, Stearns & Co. Inc.
Thomas Weisel Partners LLC
Warburg Dillon Read LLC

c/o ING Barings LLC
    55 East 52nd Street
    New York, New York 10055


                          Molecular Devices Corporation

Ladies and Gentlemen:

        The undersigned is the record owner of shares of common stock, par value $.001 per share (COMMON STOCK), or options to purchase shares of the Common Stock (such shares and options herein referred to as SECURITIES) of Molecular Devices Corporation, a Delaware corporation (the COMPANY). The undersigned understands that the Company currently intends to file with the Securities and Exchange Commission a Registration Statement on Form S-3 for the registration of certain shares of Common Stock, which will be purchased by you pursuant to an underwriting agreement between the Company and you (the UNDERWRITING AGREEMENT).

        The undersigned agrees that the undersigned will not, without the prior consent of ING Barings LLC, directly or indirectly, for a period of 90 days from the date of the Underwriting Agreement: (1) offer for sale, contract to sell, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Securities or securities convertible into, exercisable or exchangeable for, or representing the right to receive, Securities or sell or grant options, rights or warrants with respect to any Securities or register for sale any outstanding Securities; or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any Securities or such securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Securities or other securities, in cash or otherwise.

        Notwithstanding the foregoing, (i) gifts or (ii) transfers to (A) the undersigned's immediate family or (B) a trust or partnership the beneficiaries and sole partners of which are members of the undersigned's immediate family or the undersigned, shall not be prohibited by this agreement if the donee or transferee agrees in writing to be bound by the foregoing in the same manner as it applies to the undersigned. For this purpose, IMMEDIATE FAMILY shall mean the spouse, lineal descendants, the father, the mother or any brother or sister of the undersigned.

        This agreement shall not prohibit the exercise of any stock options to purchase Common Stock, except that Securities obtained upon any such exercise shall be subject to the limitations on disposition herein.

                                             Very truly yours,



_______________________________________      By: _______________________________
Legal name of Stockholder as it appears          Name:
on the Corporate Records                         Title:




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